Exhibit 13

SECTION 906 CERTIFICATION

In connection with the Annual Report of Gallaher Group Plc (the “Company”) on Form 20-F for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nigel Northridge, Chief Executive of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 26th March 2004

/s/ Nigel Northridge

Nigel Northridge
Chief Executive

SECTION 906 CERTIFICATION

In connection with the Annual Report of Gallaher Group Plc (the “Company”) on Form 20-F for the period ended December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Rolfe, Finance Director of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 26th March 2004

/s/ Mark Rolfe

Mark Rolfe
Finance Director